UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015

UTi Worldwide Inc.
 (Exact name of registrant as specified in its charter)

British Virgin Islands	000-31869	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands		c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)

Registrant’s telephone number, including area code: 562.552.9400

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Merger Agreement

On October 9, 2015, UTi Worldwide Inc., a company incorporated under the laws of the British Virgin Islands (the “Company”), entered into a Merger Agreement (the “Merger Agreement”) with DSV A/S, a Danish corporation (“DSV”) and Louvre Acquisitionco, Inc., a company incorporated under the laws of the British Virgin Islands and an indirect wholly-owned subsidiary of DSV (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of DSV.  After the Merger, the Company will cease to be publicly traded.

At the effective time of the Merger, each ordinary share, no par value, of the Company (the “Ordinary Shares”) issued and outstanding immediately prior to the effective time (other than Ordinary Shares owned by (1) DSV, Merger Sub, the Company’s subsidiaries or held by the Company as treasury shares or (2) shareholders who have properly exercised dissenter’s rights under the law of the British Virgin Islands) will be converted into the right to receive U.S.$7.10 in cash, without interest (the “Ordinary Share Merger Consideration”).  At the effective time of the Merger, each Class A Preference Share of the Company, no par value (the “Convertible Preference Shares”) issued and outstanding immediately prior to the effective time will be converted into the right to receive U.S.$1,125.71  in cash, without interest (the “Convertible Preference Share Merger Consideration”).

Each stock option outstanding immediately prior to the effective time of the Merger, whether or not vested, will be converted into the right to receive an amount in cash, if any, equal to (1) the number of Ordinary Shares subject to such stock option multiplied by (2) the excess, if any, of the Ordinary Share Merger Consideration over the exercise price per share of the stock option.  Each other stock based award outstanding immediately prior to the effective time of the Merger will be canceled and converted into the right to receive an amount in cash equal to (1) the number of Ordinary Shares underlying such award (in the case of stock based awards subject to performance conditions, with performance determined based on “target” level achievement) multiplied by (2) the Ordinary Share Merger Consideration.

The completion of the Merger is subject to certain customary conditions, including (a) the absence of any law or order preventing the consummation of the Merger and (b) the receipt of certain required antitrust and other regulatory approvals.  The Merger Agreement requires that the Merger be approved by each of (1) the affirmative vote of at least a majority of the Ordinary Shares and Convertible Preference Shares voting on an as-converted basis, (2) the affirmative vote of at least two-thirds of the Convertible Preference Shares outstanding voting together as a single class and (3) the affirmative vote of at least a majority of the Ordinary Shares, excluding any Ordinary Shares and Convertible Preference Shares owned by P2 Capital Partners, LLC (“P2”) and certain of its affiliates (collectively, the “Shareholders”) (the approvals described in (1), (2) and (3), collectively, the “Company Shareholder Approval”). These approvals are non-waivable conditions to the Merger. Pursuant to the Voting Agreement (as defined and further described below), the Shareholders have agreed to vote their Ordinary Shares and Convertible Preference Shares in favor of the consummation of the Merger in respect of the approvals described in clauses (1) and (2) above.  Each of the Company’s and DSV’s obligation to complete the Merger is also subject to certain additional customary conditions, including (x) subject to specified standards, the accuracy of the representations and warranties of the other party and (y) performance in all material respects by the other party of its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties from both the Company and DSV, and also contains customary pre-closing covenants, including covenants requiring each of them to use their respective reasonable best efforts to cause the Merger to be consummated, and covenants requiring the Company, subject to certain exceptions, to carry on its business in the ordinary course of business consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger.  The Merger Agreement generally requires the Company and DSV to use their reasonable best efforts to resolve objections under any applicable law.

The Merger Agreement also contains a “no shop” provision that, in general, restricts the Company’s ability to solicit third-party acquisition proposals or provide information to or engage in discussions or negotiations with third parties that have made or that might make an acquisition proposal.  The no shop provision is subject to certain exceptions that allow the  Company, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to unsolicited third-party acquisition proposals that could reasonably be expected to result in a Company Superior Proposal (as defined in the Merger Agreement).  In addition the Merger Agreement requires that the Company covenant to, subject to certain exceptions, recommend that the Company’s shareholders approve the Merger and the Merger Agreement (the “Company Recommendation”).

Prior to obtaining the Company Shareholder Approval, the Company’s board of directors may, among other things, (1) change, withhold or withdraw the Company Recommendation in response to a Company Superior Proposal or (2) terminate the Merger Agreement to enter into an agreement providing for a Company Superior Proposal, subject to complying with notice and other specified conditions, including giving DSV the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice and the payment of the Termination Fee (as defined below) prior to or concurrently with such termination.

The Merger Agreement contains certain termination rights and provides that, upon termination of the Merger Agreement under specified circumstances, including, if DSV terminates the Merger Agreement because the Company’s board of directors changes, withholds or withdraws the Company Recommendation or the Company terminates the Merger to enter into an agreement providing for a Company Superior Proposal, the Company will pay DSV a termination fee of U.S.$34 million (the “Termination Fee”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference.

The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms.  It is not intended to be a source of financial, business or operational information about the Company, DSV or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates; are solely for the benefit of the parties thereto; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders.  Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, DSV or their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01.  Other Events

Voting Agreement

On October 9, 2015, and in connection with the execution of the Merger Agreement, the Shareholders, which collectively hold 11,273,214 Ordinary Shares (representing approximately 10.63% of the outstanding Ordinary Shares) and 175,000 Convertible Preference Shares (representing 100% of the outstanding Convertible Preference Shares and, together with the Ordinary Shares held by the Shareholders, representing approximately 21.11% of the outstanding voting equity of the Company), entered into a Irrevocable Voting Undertaking with DSV and Merger Sub (the “Voting Agreement”), pursuant to which the Shareholders have agreed, among other things, to vote (a) all their Convertible Preference Shares in favor of any resolution presented to the holders of such Convertible Preference Shares as a separate class to approve all matters reasonably necessary for the consummation of the Merger in accordance with the Merger Agreement (or to provide written consent thereto) and (b) all their Ordinary Shares and their Convertible Preference Shares (voting on an as-converted basis with the Ordinary Shares in accordance with the Amended and Restated Memorandum of Association of the Company (the “Memorandum of Association”)) (i) representing up to a maximum of 19.99% of the total voting power of all voting securities in favor of any resolutions presented to the holders of the Ordinary Shares and Convertible Preference Shares to approve all matters reasonably necessary for the consummation of the Merger in accordance with the Merger Agreement and (ii) representing in excess of 19.99% of the total voting power of all voting securities (in respect of all matters reasonably necessary for the consummation of the Merger in accordance with the Merger Agreement) in manner identical (on a proportionate basis) to the shareholders of the Company other than the Shareholders, in accordance with Section 12.6(a)(ii) of the Memorandum of Association.  The Shareholders’ obligation to vote pursuant to the Voting Agreement is subject to certain conditions, including the Company’s board of directors having not changed, withheld or withdrawn the Company Recommendation and the Merger Agreement having not been amended to reduce, change the timing or manner of payment of, or change the form of consideration constituting, the Ordinary Share Merger Consideration or the Convertible Preference Share Merger Consideration, or, without the prior written consent of P2, to amend, modify or waive any provision of the Merger Agreement that is disproportionately and materially adverse to P2 or any Shareholder or any manager or employee thereof who is an Indemnified Party (as defined in the Merger Agreement).  The Voting Agreement can be terminated by either DSV or P2 upon termination of the Merger Agreement, and certain other specified events.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

2.1	Merger Agreement, dated as of October 9, 2015, among UTi Worldwide Inc., DSV A/S and Louvre Acquisitionco, Inc.
99.1	Irrevocable Voting Undertaking, dated as of October 9, 2015, among DSV A/S, Louvre Acquisitionco, Inc., P2 Capital Partners, LLC and the shareholders named therein

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Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Among other things, these forward-looking statements may include statements regarding the proposed merger between the Company and DSV.  The Company’s actual results may differ materially from those described in forward-looking statements.  Such statements are based on current expectations of the Company’s performance and are subject to a variety of factors, some of which are not under the control of the Company, which can affect the Company’s results of operations, liquidity or financial condition.   Factors that might cause or contribute to a material difference include, but are not limited to, the risks in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those listed in Item 1A “Risk Factors” in its annual report on Form 10-K relating to the fiscal year ended January 31, 2015 filed with the SEC, and the following: the Company has incurred losses for each of the last three fiscal years and during the three and six months ended July 31, 2015 and such losses are expected to continue; the Company’s ability to achieve its adjusted EBITDA target for the 2016 fiscal year and for the 12 month period beginning August 1, 2015 is dependent on incremental net revenue growth in its freight forwarding business, which growth may not occur; the Company’s ability to maintain sufficient liquidity and capital resources to fund its business and to generate sufficient cash to service its debts and other obligations; the Company’s ability to refinance its indebtedness when it comes due, including near term maturities; the Company’s ability to accurately predict its future business results and liquidity; risks associated with the Company’s clients, including delays or the inability by such clients to pay the Company; the risk that the Company may not be able to achieve its expected working capital improvements; volatility with respect to global trade; global economic, political and market conditions and unrest, including those in Africa, Asia Pacific and Europe; volatile fuel costs; transportation capacity, pricing dynamics and the Company’s ability to secure space on third party aircraft, ocean vessels and other modes of transportation; changes in interest and foreign exchange rates, particularly with respect to the South African rand and the Euro; material interruptions in transportation services; risks of international operations; risks that the carrying values of the Company’s assets might be impaired; risks associated with, and the potential for penalties, fines, costs and expenses the Company may incur as a result of an investigation by the government of Brazil into the international air freight and air cargo transportation industry; risks of adverse legal judgments or other liabilities not limited by contract or covered by insurance; risks associated with the pending securities class action lawsuit and pending investigation by the SEC; the Company’s ability to retain clients while facing increased competition; disruptions caused by epidemics, natural disasters, conflicts, strikes, wars and terrorism; the impact of changes in the Company’s effective tax rates; the Company’s ability to maintain effective disclosure controls and procedures and effective internal control over financial reporting; the other risks and uncertainties described herein and in the Company’s other filings with the SEC; and other factors outside the Company’s control.  Other risks and uncertainties include the timing and likelihood of completion of the proposed merger between the Company and DSV, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could cause the parties to abandon the transaction; the Company will not receive the required shareholder approvals; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed merger does not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties.  You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Because the information herein is based solely on data currently available, it is subject to change as a result of changes in conditions over which the Company has no control or influence, and should not therefore be viewed as assurance regarding the Company’s future performance.  The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It

The proposed transaction involving DSV and the Company will be submitted to the Company’s shareholders for their consideration.  In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form, and the Company will mail the definitive proxy statement to its shareholders.  This communication is not intended to be, and is not, a substitute for such filings or for any other document that DSV or the Company may file with the SEC in connection with the proposed transaction.  SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by DSV or the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, security holders will be able to obtain free copies of the proxy statement from the Company by going to its investor relations page on its corporate web site at www.go2uti.com.

Participants in the Solicitation

DSV, the Company, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information about the Company’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on May 13, 2015.  This document is available free of charge from the SEC and by going to the Company’s investor relations page on its corporate web site at www.go2uti.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials DSV and the Company file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UTI Worldwide Inc.

Date: October 9, 2015	By:	/s/ Lance E. D'Amico
Name: Lance E. D’Amico
Title: Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated as of October 9, 2015, among UTi Worldwide Inc., DSV A/S and Louvre Acquisitionco, Inc.
99.1	Irrevocable Voting Undertaking, dated as of October 9, 2015, among DSV A/S, Louvre Acquisitionco, Inc., P2 Capital Partners, LLC and the shareholders named therein